UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2020

Muzinich BDC, Inc.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01314	84-2200473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, New York, NY 10022
(Address of Principal Executive Offices, Zip Code)

(212) 888-3413

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 3.03. Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2020, Muzinich BDC, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a 1-for-10 reverse stock split (the “Reverse Stock Split”), effective as of September 11, 2020, of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and to reduce the number of authorized shares of Common Stock and authorized shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”) by the same ratio (the “Authorized Share Reduction”). The Certificate of Amendment was approved by the Company’s shareholders at the Company’s 2020 Annual Meeting of Stockholders held on September 8, 2020.

As a result of the Reverse Stock Split, the number of outstanding shares of Common Stock was proportionately decreased from 399,879 shares to 39,987.9 shares. The Authorized Share Reduction reduced the number of shares of Common Stock that the Company is authorized to issue from 5,000,000 to 500,000 and reduced the number of shares of Preferred Stock that the Company is authorized to issue from 150,000 to 15,000. The Reverse Stock Split and Authorized Share Reduction will not change the par value of the Common Stock or Preferred Stock.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment of Certificate of Incorporation of Muzinich BDC, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Muzinich BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUZINICH BDC, INC.

Date: September 16, 2020	By:	/s/ Paul Fehre
	Name:	Paul Fehre
	Title:	Chief Financial Officer and Treasurer